SemiAnnual Report

T. Rowe Price
New York Tax-Free Funds

August 31, 1995

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Tax-Free Funds.

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T. Rowe Price

NYC

Fellow Shareholders

While stocks have captured most of the headlines so far this year, bonds also delivered strong returns for investors. Bond prices rose and yields fell sharply, although long-term tax-exempt issues trailed their taxable equivalents. Despite the Federal Reserve's ease in July, municipal and taxable bonds gave back some of their gains after revised economic data indicated the economy was not slowing to the extent originally believed.

Market Environment

Municipals turned in their strongest performance this year in January and February, when the yield on 30-year AAA general obligation bonds fell to 5.95% from 6.65%. However, during the six months covered in this report, that yield declined by only another 10 basis points to 5.85% compared with an 80-basis-point drop in 30-year Treasury bonds.
      The tax-exempt market's lagging performance relative to Treasuries can be attributed largely to investor concerns about tax reform proposals in Washington (see sidebar on page 3). One effect of this key issue was the divergence between intermediate- and long-term tax-exempt bonds. During the six months ended August 31, bonds maturing in 5 to 10 years provided higher total returns than long-term bonds. The municipal yield curve steepened significantly (short-term yields fell and long-term yields were steady), because investors demonstrated their reluctance to assume the additional risk of buying bonds with long maturities until tax uncertainties are cleared up.
      Once again, the finances of New York State have come under pressure. Governor Pataki must now address the $4 billion budget deficit by reducing expenditures on welfare programs and other government services. Progress here may be tempered by his campaign pledge to implement tax cuts over several years. The state will also present a debt reform package to the voters in November that would reorganize several public authorities. The slow economy,the strain of funding Medicaid, and last year's high deficit may dampen prospects for credit upgrades from the rating agencies.

Chart 1:- New York Yield Index

Source: T. Rowe Price Associates, Inc.

      New York City's bonds were finally downgraded by Standard & Poor's to BBB+ from single A in July. The city's economy is tied to the fortunes of Wall Street and continues to be lackluster, as failure to resolve welfare and health care issues with the state forced additional cuts of nearly $800 million for fiscal 1996.

New York Tax-Free Money Fund

Short-term municipal yields changed little during the quarter ended August 31, despite the usual gyrations due to technical factors (large cash flows from July 1 coupon and maturity payments and high seasonal note issuance). The money market yield curve is currently rather flat, as the difference between the daily and one-year yields averaged a meager one-quarter percentage point during the second quarter, compared with nearly three-quarters of a percentage point during the past 12 months.
      Your fund began the quarter with a weighted average maturity 12 days longer than its peer group average, a posture we believed was appropriate in view of slower economic growth and the possibility of Fed easing. It remained longer throughout the quarter-64 days versus 59 days at quarter-end.
      As usual, the supply of high-quality New York issues has been sparse, and the state, historically a major short-term borrower, was absent from the note market for the second year in a row. We expect to remain neutral to slightly aggressive on maturities going forward because we anticipate a stable monetary policy near term and low new issuance through year-end.
      Your fund's performance slightly exceeded its peer group average during the second quarter and first half of the fiscal year.

Performance Comparison

                           Periods Ended 8/31/95
                           _____________________

                          3 Months       6 Months
                          _________      _________

New York Tax-Free
Money Fund                   0.79%          1.68%

IBC/Donoghue Money
Fund Report Average*         0.77           1.64

   *  State Specific Stockbroker and General Purpose - New York

New York Tax-Free Bond Fund

The fund began its fiscal year on March 1 with a weighted average maturity of 18 years, which increased steadily to 19.2 years at the end of the second quarter. Duration, a measure of share price sensitivity to changes in interest rates, likewise lengthened to 7.9 years from 7.3 years during the six months ended August 31.
      We adopted this slightly aggressive posture to take advantage of the rising bond prices and falling yields that have occurred throughout most of the last two quarters. As the economy slowed early in 1995 and chances of Fed easing increased, a longer average maturity and duration appeared to be the best way to position the fund.
      During the summer, we bought new issues to reduce exposure to callable bonds, extend maturities, and capture relatively high long-term yields. Going forward, however, we are likely to assume a more neutral posture in anticipation of a fairly stable rate environment.
      Your fund was not affected by New York City's recent rating downgrade, since it held less than 2% of its total net assets in New York City issues. As a result of our strategy, your fund's return exceeded that of the average for its peers during the three- and six-month periods ended August 31.

Performance Comparison

                           Periods Ended 8/31/95
                           _____________________

                           3 Months    6 Months
                           _________   _________

New York Tax-Free
Bond Fund                    0.62%       4.99%

Lipper New York
Municipal Debt Fund
Average                      0.39        4.63

Outlook

For the past three months, the 30-year Treasury bond yield has hovered in a range between 6.5% and 7%. While recent economic growth has slowed significantly from last year's rapid pace, it may not have slowed to the extent the Federal Reserve believed when it loosened monetary policy in July. Second quarter GDP, initially reported to have increased by a paltry 0.5% annualized rate, was subsequently revised to 1.1%. Growth in the third and fourth quarters should be closer to the long-term trend of 2.5%.
     Until the economy shows clearer signs of veering from moderate to either slower or more rapid growth, long bond yields are likely to remain close to current levels. Despite the emerging picture of a rebound in growth, the combination of benign inflation and the growing sense of fiscal responsibility in Washington may reassure the bond market.
     The municipal market is also likely to trade in its range of the past six months, with long-term rates fluctuating between 5.5% and 6.0%. Unless tax reform proposals disappear altogether, we do not expect municipal bonds to outperform Treasuries, and investors may continue to prefer tax-exempt bonds with short maturities. Overall, we anticipate that economic developments will have a greater impact than tax reform proposals on the municipal market.
     In New York, the economy should expand modestly throughout the year, with personal income and wage gains lagging the national average. Employment gains are likely to occur in service and export industries, but they will be partly offset by cutbacks in government employment at all levels, and the state's unemployment rate should remain slightly higher than the national average.
     Ratings upgrades within the state appear unlikely for some time, although steps are currently under way to correct the various fiscal problems. Improving their financial well-being will be a major goal for both the state and city governments for the rest of the year.

                                    Respectfully submitted,




                                    Patrice L. Berchtenbreiter
                                    Chairman of the
                                    Investment Advisory Committee,
                                    New York Tax-Free Money Fund




                                    William T. Reynolds
                                    President and Chairman of the
                                    Investment Advisory Committee,
                                    New York Tax-Free Bond Fund

September 20, 1995

Municipal Bonds Hindered
By Tax Reform Proposals

In recent months, proposals for tax reform in Washington have trimmed returns on municipal bonds. Most of these proposals are still in rudimentary form, but they center on the possibility of a flat tax with a low income tax rate and the elimination of taxes on the income from taxable securities. As a result, investors demanded higher yields on long-term tax-exempt issues relative to Treasuries to compensate for the risk that new legislation might reduce the tax advantages of municipals. Tax-exempt securities with short maturities have performed better, because they are less vulnerable to any changes in the tax laws.
     Tax reform discussions could continue to affect the municipal market adversely, but we believe the likelihood of a genuine flat tax is slim. In our experience, the market often overreacts to proposed changes in the tax code, creating periods of market weakness we view as buying opportunities. Accordingly, we have taken advantage of the demand for short-term tax-exempt bonds and have purchased long-term bonds when their yields have approached those of long-term Treasury bonds.

Portfolio Highlights

New York Tax-Free Money Fund

Key Statistics
                                          Periods Ended
Dividend Yield                               8/31/95
___________________________              _______________

7-Day Compound on 5/31/95                      3.58%

7-Day Compound on 8/31/95                      3.19

Dividend Per Share
___________________________

3 Months                                      $0.008

6 Months                                       0.017

Weighted Average Quality*                      1.9

Weighted Average Maturity                    64 days

* On a T. Rowe Price scale of 1 to 10, with Grade 1 representing highest quality.

Average Annual Compound Total Return

Periods ended August 31, 1995
                                       Since
                                     Inception
  1 Year            5 Years          (8/28/86)
  _______           _______          ________

   3.16%             2.83%             3.52%

Note: For the above periods ended 6/30/95, the fund's returns were 3.02%, 2.89%, and 3.53%, respectively.

Investment return represents past performance and may vary. While the fund is managed to maintain a stable share price of $1.00, this is not guaranteed.

New York Tax-Free Bond Fund

Key Statistics

                                             Periods Ended
Dividend Yield                                  8/31/95
___________________________                 _______________

3 Months*                                         5.47%


6 Months*                                         5.57

SEC 30-Day Yield                                  5.21

Dividend Per Share
___________________________

3 Months                                         $0.14

6 Months                                          0.29

Change in Price Per Share
___________________________

3 Months (From $10.67 to $10.59)                $-0.08

6 Months (From $10.37 to $10.59)                  0.22

Weighted Average Quality**                        2.7

Weighted Average Maturity                        19.2 years

Weighted Average Effective Duration               7.9 years

 * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** On a T. Rowe Price scale of 1 to 10, with Grade 1 representing highest quality.

Average Annual Compound Total Return

Periods ended August 31, 1995

                                       Since
                                     Inception
  1 Year            5 Years          (8/28/86)
  _______           _______          ________

   7.68%             8.68%             7.21%

Note: For the above periods ended 6/30/95, the fund's returns were 7.87%, 8.25%, and 7.12%, respectively.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

New York Tax-Free Money Fund

Sector Diversification

                               Percent of Net Assets
                                      8/31/95
                                 _________________

General Obligation - Local              20%

Miscellaneous Revenue                   17

Prerefunded Bonds                       14

Ground Transportation Revenue           10

Industrial and Pollution

Control Revenue                          8

Hospital Revenue                         7

Dedicated Tax Revenue                    5

Electric Revenue                         5

Life Care Nursing Home Revenue           5

Educational Revenue                      3

General Obligation - State               3

Water and Sewer Revenue                  2

Escrowed to Maturity                     1


New York Tax-Free Bond Fund

Sector Diversification

                               Percent of Net Assets
                                      8/31/95
                                 _________________

Dedicated Tax Revenue                   17%

Water and Sewer Revenue                 12

Lease Revenue                           11

General Obligation - Local              10

Educational Revenue                      7

Prerefunded Bonds                        7

Hospital Revenue                         7

Air and Sea Transportation Revenue       7

Ground Transportation Revenue            6

Housing Finance Revenue                  5

Nuclear Revenue                          4

General Obligation - State               3

Escrowed to Maturity                     1

Electric Revenue                         1

Miscellaneous Revenue                    1

Other Assets Less Liabilities            1

Statement of Net Assets

T. Rowe Price New York Tax-Free Money Fund / August 31, 1995  (Unaudited)

(amounts in thousands)

                                                   Amount         Value
                                                   _______       ______

NEW YORK - 99.7%
Copiague Union Free School Dist.,
GO, TAN, 4.50%, 6/28/96. . . . . . . . . . . . . .$    1,000   $   1,005
Dormitory Auth. of the State of New York, Cornell
Univ., VRDN (Currently 3.25%). . . . . . . . . . .     2,200       2,200
  Masonic Hall Asylum,(AMBAC Insured),
  VRDN (Currently 3.20%) . . . . . . . . . . . . .     3,200       3,200
  Memorial Sloan-Kettering Cancer Center,
  TECP, 3.55 - 3.85%, 9/12 - 11/9/95 . . . . . . .     3,900       3,900
  Metropolitan Museum of Art, VRDN
  (Currently 3.25%). . . . . . . . . . . . . . . .     2,900       2,900
  Oxford Univ. Press Inc., VRDN
  (Currently 3.45%). . . . . . . . . . . . . . . .     2,685       2,685
  State Univ. Ed. Fac., 6.30%, 11/1/95
  (Escrowed to Maturity) . . . . . . . . . . . . .       100         100
      6.55%, 11/1/95 (Escrowed
      to Maturity) . . . . . . . . . . . . . . . .       550         552
Guilderland Central School Dist., GO,TAN,
4.00%, 11/21/95. . . . . . . . . . . . . . . . . .     1,500       1,500
Mamaroneck Unified Free School Dist.,
GO, TAN, 4.00%, 2/6/96 . . . . . . . . . . . . . .     1,500       1,501
Metropolitan Transportation Auth., 8.00%,
7/1/01 (Pre-refunded 7/1/96!). . . . . . . . . . .        40          42
Monroe County, GO, 7.375%, 6/1/96. . . . . . . . .     1,000       1,025
      GO,BAN, 4.50%, 6/7/96. . . . . . . . . . . .     1,000       1,005
Nassau County, GO, RAN,
4.25%, 12/28/95. . . . . . . . . . . . . . . . . .     2,500       2,503
Nassau County IDA, Cold Spring Harbor
Laboratory, VRDN (Currently 3.30%) . . . . . . . .     3,100       3,100
New York City, 9.20%, 10/1/98
(Pre-refunded 10/1/95!). . . . . . . . . . . . . .        25          26
  9.375%, 10/1/01 Pre-refunded 10/1/95!) . . . . .        30          31
  GO, RAN, 4.50%, 4/11/96. . . . . . . . . . . . .     2,000       2,008
New York City Municipal Water Fin. Auth.,
TECP, 3.20%, 10/12/95. . . . . . . . . . . . . . .     1,500       1,499
New York State, GO, TECP, 3.65%, 10/11/95. . . . .       900         899
New York State Energy Research & Dev.Auth.,
Orange & Rockland Utilities, (FGIC
Insured), VRDN (Currently 3.20%) . . . . . . . . .     3,200       3,200
New York State Environmental Fac. Corp.,PCR,
Solid Waste Disposal, General Electric,
TECP, 3.50 - 4.05%, 9/7 - 11/10/95 . . . . . . . .     5,200       5,200
New York State Housing Fin. Agency, Memorial
Sloan-Kettering Cancer Center,
VRDN (Currently 3.45%) . . . . . . . . . . . . . .       800         800
New York State Local Gov't. Assistance Corp.,
VRDN (Currently 3.40%) . . . . . . . . . . . . . .     3,400       3,400
New York State Medical Care Fac. Fin. Agency,
Mount Sinai Hosp., 8.875%, 1/15/26
(Pre-refunded 1/15/96!). . . . . . . . . . . . . .     2,300       2,388
New York State Power Auth., 4.40%, 9/1/95. . . . .       500         500
  (FGIC Insured), 7.30%, 1/1/10
  (Pre-refunded 1/1/96!) . . . . . . . . . . . . .     1,000       1,031
  TECP, 3.75%, 10/25/95. . . . . . . . . . . . . .     1,000       1,000
New York State Urban Dev. Corp., 7.75%,
1/1/12 (Pre-refunded 1/1/96!). . . . . . . . . . .     1,600       1,652
  Correctional Fac., 8.00%, 1/1/15
  (Pre-refunded 1/1/96!) . . . . . . . . . . . . .     1,000       1,033
      9.20%, 1/1/16 (Pre-refunded 1/1/96!) . . . .       500         519
Onondaga County, GO, BAN, 4.50%, 10/27/95. . . . .     1,300       1,301
Port Auth. of New York & New Jersey, TECP,
3.55 - 3.80%, 9/13 - 10/16/95* . . . . . . . . . .     3,305       3,305
Rye School Dist., TAN, 3.75%, 9/21/95. . . . . . .     1,200       1,200
Triborough Bridge & Tunnel Auth., 7.00%,
1/1/97 (Pre-refunded 1/1/96!). . . . . . . . . . .       800         824
  7.625%, 1/1/06 (Pre-refunded 1/1/96!). . . . . .        50          52
  7.625%, 1/1/14 (Pre-refunded 1/1/96!). . . . . .     2,000       2,064
  (FGIC Insured), VRDN (Currently 3.30%) . . . . .     3,400       3,400


                                                   Amount         Value
                                                   _______       ______

Trust for Cultural Resources of New York City,
American Museum of National History,(MBIA Insured),
VRDN (Currently 3.20%) . . . . . . . . . . . . . .$    3,300   $   3,300
West Islip Union Free School Dist.,
GO, TAN, 4.75%, 6/27/96. . . . . . . . . . . . . .     1,000       1,007

Total Investments in Securities - 99.7%
of Net Assets (Cost $68,850) . . . . . . . . . . .                68,857

Other Assets Less Liabilities  . . . . . . . . . .                   173
                                                                 _______

Net Assets Consist of:                             Value
                                                   ______

Accumulated net investment income - net
of distributions . . . . . . . . . . . . . . . . .         3
Accumulated net realized gain/loss -
net of distributions . . . . . . . . . . . . . . .        (1)
Net unrealized gain (loss) . . . . . . . . . . . .         7
Paid-in-capital applicable to 69,023,781 shares no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized. . . . . . .    69,021
                                                   _________

NET ASSETS . . . . . . . . . . . . . . . .                         $    69,030
                                                                      ________
                                                                      ________

NET ASSET VALUE PER SHARE. . . . . . . . .                         $      1.00
                                                                         _____
                                                                         _____


     *   Interest subject to alternative minimum tax
     !   Used in determining portfolio maturity
 AMBAC   AMBAC Indemnity Corp.
   BAN   Bond Anticipation Note
  FGIC   Financial Guaranty Insurance Company
    GO   General Obligation
   IDA   Industrial Development Authority
  MBIA   Municipal Bond Investors Assurance Corp.
   PCR   Pollution Control Revenue
   RAN   Revenue Anticipation Note
   TAN   Tax Anticipation Note
  TECP   Tax-Exempt Commercial Paper
  VRDN   Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.

Statement of Net Assets

T. Rowe Price New York Tax-Free Bond Fund / August 31, 1995 (Unaudited)

(amounts in thousands)


                                                   Amount         Value
                                                   _______       ______

NEW YORK - 86.0%

Dormitory Auth. of the State of New York, City Univ.,
5.75%, 7/1/11. . . . . . . . . . . . . . . . . . .$    2,000   $   1,941
      8.20%, 7/1/13. . . . . . . . . . . . . . . .       350         392
  Cornell Univ., 6.875%, 7/1/14. . . . . . . . . .     2,000       2,081
  7.375%, 7/1/20 . . . . . . . . . . . . . . . . .     1,500       1,658
  Dept. of Health of the State of New
  York, 5.50%, 7/1/20. . . . . . . . . . . . . . .     3,000       2,711
  Dept. of Health, Roswell Park Cancer
  Institute, 6.50%, 7/1/09 . . . . . . . . . . . .       500         520
  Judicial Fac. (Suffolk County),
  9.50%, 4/15/14 . . . . . . . . . . . . . . . . .     1,000       1,172
  Rockefeller Univ., 6.75%, 7/1/11 . . . . . . . .     1,365       1,472
  State Univ. Ed. Fac., 7.50%,
  5/15/11. . . . . . . . . . . . . . . . . . . . .     2,130       2,457
     7.25%, 5/15/18
     (Pre-refunded 5/15/02!) . . . . . . . . . . .     1,000       1,169
  Vassar College, 7.25%, 7/1/15. . . . . . . . . .       500         547
Erie County, GO, 5.50%, 6/15/25. . . . . . . . . .       250         236
  (FGIC Insured), 5.50%, 6/15/14 . . . . . . . . .     1,500       1,447
Erie County Water Auth., (AMBAC Insured),
  Zero Coupon, 12/1/17 . . . . . . . . . . . . . .       665         134
Great Neck Water Auth., (FGIC Insured),
VRDN (Currently 3.30%) . . . . . . . . . . . . . .       500         500
Metropolitan Transportation Auth.,
5.75%, 7/1/13. . . . . . . . . . . . . . . . . . .     2,440       2,358
Mount Sinai Union Free School Dist., GO,
(AMBAC Insured), 6.20%, 2/15/17. . . . . . . . . .     1,025       1,083
  6.20%, 2/15/18 . . . . . . . . . . . . . . . . .       515         543
Municipal Assistance Corp. for the City of
New York, 6.875%, 7/1/07 . . . . . . . . . . . . .     1,500       1,597
  6.90%, 7/1/07. . . . . . . . . . . . . . . . . .     1,500       1,599
  6.00%, 7/1/08. . . . . . . . . . . . . . . . . .     2,525       2,583
  7.625%, 7/1/08 . . . . . . . . . . . . . . . . .       500         553
Nassau County, GO, (FGIC Insured),
6.50%, 11/1/13 . . . . . . . . . . . . . . . . . .     2,000       2,159
Nassau County IDA, Cold Spring Harbor Laboratory,
VRDN (Currently 3.30%) . . . . . . . . . . . . . .       300         300
  Hofstra Univ., 6.75%, 1/1/10 . . . . . . . . . .       270         287
      6.90%, 1/1/14. . . . . . . . . . . . . . . .       350         370
      6.90%, 1/1/15. . . . . . . . . . . . . . . .       375         395
New Rochelle, GO, (MBIA Insured), 6.25%, 3/15/17 .       375         390
  6.25%, 3/15/18 . . . . . . . . . . . . . . . . .       400         416
  6.25%, 3/15/19 . . . . . . . . . . . . . . . . .       425         441
New York City, GO, 7.375%, 8/15/96 . . . . . . . .       175         178
  7.375%, 8/15/96 (Escrowed to Maturity) . . . . .       825         850
  7.50%, 2/1/04. . . . . . . . . . . . . . . . . .     1,000       1,097
  7.625%, 2/1/14 . . . . . . . . . . . . . . . . .       500         545
  7.75%, 8/15/15 . . . . . . . . . . . . . . . . .     1,000       1,094
  VRDN (Currently 3.60%) . . . . . . . . . . . . .     1,300       1,300
  (FGIC Insured), VRDN (Currently 3.60%) . . . . .       600         600
New York City IDA, Civic Fac., Rockefeller
Foundation, 5.375%, 7/1/23 . . . . . . . . . . . .       950         892
  Terminal One Group Assoc., 6.00%, 1/1/15 * . . .     1,125       1,088
      6.00%, 1/1/19 *. . . . . . . . . . . . . . .     3,750       3,591
  USTA National Tennis Center, (FSA
  Insured), 6.375%, 11/15/14 . . . . . . . . . . .     1,000       1,040
New York City Municipal Water Fin. Auth.,
Water & Sewer, 5.50%, 6/15/23. . . . . . . . . . .     4,000       3,675
  (FGIC Insured), 5.00%, 6/15/17 . . . . . . . . .     3,380       3,013
New York State, GO, 7.125%, 11/15/16 . . . . . . .       500         551

                                                   Amount         Value
                                                   _______       ______

New York State Energy Research & Dev.
Auth., Con Ed. Company, 6.75%, 1/15/27 * . . . . .$    2,350   $   2,428
      (MBIA Insured), 5.25%, 8/15/20 . . . . . . .     3,100       2,823
  Orange & Rockland Utilities, (FGIC Insured),
  VRDN (Currently 3.20%) . . . . . . . . . . . . .       400         400
New York State Environmental Fac. Corp.,
PCR, 5.75%, 6/15/12. . . . . . . . . . . . . . . .     1,000       1,000
  New York City Municipal Water, 7.25%, 6/15/10. .       500         555
      7.50%, 6/15/12 . . . . . . . . . . . . . . .       500         558
      6.50%, 6/15/14 . . . . . . . . . . . . . . .     1,500       1,590
  State Water Revolving Fund, 6.90%, 5/15/15 . . .       985       1,086
      6.90%, 11/15/15. . . . . . . . . . . . . . .       750         862
New York State Housing Fin. Agency, Service
Contract Obligations, 7.25%, 9/15/12 . . . . . . .       500         540
      7.80%, 9/15/20 (Pre-refunded 3/15/01!) . . .       500         589
      7.375%, 9/15/21 (Pre-refunded 3/15/02!). . .       150         176
  State Univ. Construction, 7.90%, 11/1/06
  (Pre-refunded 5/1/96!) . . . . . . . . . . . . .       160         167
      8.00%, 5/1/11 (Escrowed to Maturity) . . . .       750         912
New York State Local Gov't. Assistance
Corp., 6.50%, 4/1/15 . . . . . . . . . . . . . . .       500         515
      6.875%, 4/1/19 . . . . . . . . . . . . . . .       215         233
      6.50%, 4/1/20. . . . . . . . . . . . . . . .     3,000       3,103
      7.00%, 4/1/21 (Pre-refunded 4/1/01!) . . . .       900       1,026
      5.00%, 4/1/23. . . . . . . . . . . . . . . .     4,250       3,665
  Public Benefit Corp., 5.375%, 4/1/16 . . . . . .     2,500       2,314
New York State Medical Care Fac. Fin. Agency,
Catholic Medical Center and St. Francis Hosp.,
(FHA Guaranteed), 5.50%, 2/15/22 . . . . . . . . .     2,750       2,593
  Columbia Presbyterian Hosp., (FHA
  Guaranteed), 5.10%, 8/15/10. . . . . . . . . . .     1,000         970
  Ellis Hosp., (FHA Guaranteed), 8.00%, 2/15/08. .     1,000       1,114
  Mental Health Services, (FGIC Insured),
  6.375%, 8/15/10. . . . . . . . . . . . . . . . .       450         472
  New York Hosp., (AMBAC Insured), 6.50%,
  8/15/29. . . . . . . . . . . . . . . . . . . . .     2,000       2,082
  St. Luke's-Roosevelt Hosp. Center,
  (FHA Guaranteed), 7.45%, 2/15/29 (Pre-refunded
  2/15/00!). . . . . . . . . . . . . . . . . . . .     1,500       1,710
  St. Vincent / Staten Island Hosp., (FHA
  Guaranteed), 6.125%, 2/15/14 . . . . . . . . . .       465         477
New York State Mortgage Agency, Capital
Appreciation Home Ownership, Zero Coupon, 4/1/20 .     3,955         579
  Homeowner Mortgage, 7.95%, 10/1/15 . . . . . . .     1,135       1,214
      7.75%, 4/1/16. . . . . . . . . . . . . . . .       500         533
      7.50%, 4/1/26 *. . . . . . . . . . . . . . .     3,250       3,467
New York State Urban Dev. Corp., Correctional Capital
Fac., 7.00%, 1/1/21 (Pre-refunded 1/1/02!) . . . .       500         574
Newburgh, GO, 5.00%, 9/15/95 . . . . . . . . . . .       200         200
      5.625%, 9/15/96. . . . . . . . . . . . . . .       215         218
      5.875%, 9/15/97. . . . . . . . . . . . . . .       215         220
Niagara Frontier Transportation Airport Auth.,
Greater Buffalo Int'l. Airport, (AMBAC Insured),
6.125%, 4/1/14 * . . . . . . . . . . . . . . . . .     1,385       1,400
Port Auth. of New York & New Jersey, (FGIC
Insured), 6.50%, 7/15/19 * . . . . . . . . . . . .     2,000       2,113
Rensselaer County, GO, (FGIC Insured),
Zero Coupon, 5/1/12. . . . . . . . . . . . . . . .     1,000         389
      Zero Coupon, 5/1/13. . . . . . . . . . . . .     1,500         547
Suffolk County Water Auth., Water System,
(MBIA Insured), 5.00%, 6/1/15. . . . . . . . . . .     1,000         909

                                                   Amount         Value
                                                   _______       ______

Syracuse IDA, St. Joseph's Hosp.
Health Center, 7.50%, 6/1/18 . . . . . . . . . . .$    1,000   $   1,045
Triborough Bridge & Tunnel Auth., 6.625%, 1/1/12 .       500         553
      8.125%, 1/1/12 . . . . . . . . . . . . . . .       400         444
      5.00%, 1/1/17. . . . . . . . . . . . . . . .     7,395       6,560
_________________________________________________________________

PUERTO RICO - 13.0%

Puerto Rico Aqueduct & Sewer Auth., 7.875%, 7/1/17     1,250       1,392
Puerto Rico Commonwealth, GO, 8.00%, 7/1/07. . . .       330         367
      8.00%, 7/1/07 (Pre-refunded 7/1/98!) . . . .     1,170       1,310
      7.25%, 7/1/10 (Pre-refunded 7/1/00!) . . . .       500         567
      7.625%, 7/1/10 (Pre-refunded 7/1/00!). . . .       500         578
      7.30%, 7/1/20 (Pre-refunded 7/1/00!) . . . .       250         286
      (MBIA Insured), 5.375%, 7/1/22 . . . . . . .     3,045       2,846
Puerto Rico Electric Power Auth., 8.00%,
7/1/08 (Pre-refunded 7/1/98!). . . . . . . . . . .       100         112
      7.125%, 7/1/14 . . . . . . . . . . . . . . .     1,000       1,079
Puerto Rico Highway & Transportation Auth.,
6.375%, 7/1/08 . . . . . . . . . . . . . . . . . .     1,000       1,074
      6.625%, 7/1/18 . . . . . . . . . . . . . . .       500         521
      (FSA Insured), 5.25%, 7/1/21 . . . . . . . .     1,000         919
Puerto Rico Housing Bank & Fin. Agency,
5.125%, 12/1/05. . . . . . . . . . . . . . . . . .       740         711
Puerto Rico Infrastructure Fin. Auth.,
7.75%, 7/1/08. . . . . . . . . . . . . . . . . . .     2,750       3,044
Puerto Rico Public Buildings Auth., GO,
7.875%, 7/1/16 (Pre-refunded 7/1/97!). . . . . . .       110         120
Univ. of Puerto Rico, (MBIA Insured), 5.25%, 6/1/25    1,500       1,372
_________________________________________________________________

OPTIONS PURCHASED - 0.0%

Put Options expiring 11/18/95 on
December 1995 U.S. Treasury Note futures contracts with
a strike price of $110.00 and a current market
price of $112.75!! . . . . . . . . . . . . . . . .        20          21

                                                                   Value
                                                                   _____

Total Investments in Securities - 99.0% of
Net Assets (Cost  $117,787). . . . . . . . . . . .               124,269

Futures Contracts

                                       Contract      Unrealized
                         Expiration      Value       Gain (Loss)
                          ________      _______       _________

Short, 13 U.S. Treasury
 thirty-year contracts,
$1,550,000 of Municipal Bonds
pledged as initial margin   12/95      $  (1,466)   $      (10)
Net payments (receipts)
of variation margin to date. . . . . . . . . . . .           2
                                                      ________
Variation margin receivable
(payable) on open futures contracts. . . . . . . .                    (8)
Other Assets Less Liabilities  . . . . . . . . . .                 1,321
                                                                 _______

Net Assets Consist of:                                    Value
                                                       _______
Accumulated net investment income -
   net of distributions. . . . . . . . . . . . . .           4
Accumulated net realized gain/loss -
   net of distributions. . . . . . . . . . . . . .      (2,522)
Net unrealized gain (loss) . . . . . . . . . . . .       6,472
Paid-in-capital applicable to 11,861,277
   no par value shares of beneficial
   interest outstanding; unlimited number
   of shares authorized. . . . . . . . . . . . . .     121,628
   . . . . . . . . . . . . . . . . . . . . . . . .   _________

NET ASSETS . . . . . . . . . . . . . . . . . . . .              $125,582
                                                               _________
                                                               _________

NET ASSET VALUE PER SHARE. . . . . . . . . . . . .                $10.59
                                                                  ______
                                                                  ______


     *   Interest subject to alternative minimum tax
     !   Used in determining portfolio maturity
    !!   Non-income producing
 AMBAC   AMBAC Indemnity Corp.
  FGIC   Financial Guaranty Insurance Company
   FHA   Federal Housing Authority
   FSA   Financial Security Assurance Corp.
    GO   General Obligation
   IDA   Industrial Development Authority
  MBIA   Municipal Bond Investors Assurance Corp.
   PCR   Pollution Control Revenue
  VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

   Statement of Operations

T. Rowe Price New York Tax-Free Funds / Six Months Ended August 31, 1995 (Unaudited)

(in thousands)


                                                 Money Fund     Bond Fund
                                                  _________     ________

INVESTMENT INCOME

Interest income. . . . . . . . . . . . . . . . . .   $ 1,344   $   3,777
                                                     _______   _______

Expenses
  Investment management. . . . . . . . . . . . . .        80         263
  Custodian and accounting . . . . . . . . . . . .        50          62
  Shareholder servicing. . . . . . . . . . . . . .        43          57
  Legal and audit. . . . . . . . . . . . . . . . .         6           8
  Registration . . . . . . . . . . . . . . . . . .         5           -
  Trustees . . . . . . . . . . . . . . . . . . . .         3           3
  Prospectus and shareholder reports . . . . . . .         1           2
  Miscellaneous. . . . . . . . . . . . . . . . . .         3           3
                                                      ______     _______

  Total expenses . . . . . . . . . . . . . . . . .       191         398
                                                     _______     _______
Net investment income. . . . . . . . . . . . . . .     1,153       3,379
                                                     _______     _______

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
  Securities . . . . . . . . . . . . . . . . . . .         -       2,136
  Futures. . . . . . . . . . . . . . . . . . . . .         -         (86)
  Options. . . . . . . . . . . . . . . . . . . . .         -         (24)
                                                     _______     _______
  Net realized gain (loss) . . . . . . . . . . . .         -       2,026
                                                     _______     _______


Change in net unrealized gain or loss on:
  Securities . . . . . . . . . . . . . . . . . . .         5         429
  Futures. . . . . . . . . . . . . . . . . . . . .         -         (10)
                                                     _______    ________

  Change in net unrealized gain or
   loss. . . . . . . . . . . . . . . . . . . . . .         5         419
                                                     _______     _______
Net realized and unrealized gain
  (loss) . . . . . . . . . . . . . . . . . . . . .         5       2,445
                                                     _______     _______

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS. . . . . . . . . . . . . . . . .$    1,158   $   5,824
                                                     _______     _______
                                                     _______     _______


Statement of Changes in Net Assets

T. Rowe Price New York Tax-Free Funds (Unaudited)
(in thousands)

                                                        Money Fund
                                                  _______________________
                                                 Six Months
                                                    Ended
                                                  Aug. 31,      Year Ended
                                                    1995       Feb. 28, 1995
                                                 ______________________

INCREASE (DECREASE) IN NET ASSETS FROM

Operations
  Net investment income. . . . . . . . . . . . . $     1,153    $    1,565
  Net realized gain (loss) . . . . . . . . . . . .         -             -
  Change in net unrealized gain or
      loss . . . . . . . . . . . . . . . . . . . .         5             9
                                                  __________    __________

  Increase (decrease) in net assets
      from operations. . . . . . . . . . . . . . .     1,158         1,574
                                                  __________    __________

Distributions to shareholders
  Net investment income. . . . . . . . . . . . . .    (1,153)       (1,565)
  Net realized gain on investments . . . . . . . .         -             -
                                                  __________    __________
  Decrease in net assets from
      distributions. . . . . . . . . . . . . . . .    (1,153)       (1,565)
                                                  __________    __________

Capital share transactions*
  Shares sold. . . . . . . . . . . . . . . . . . .    31,118        66,703
  Distributions reinvested . . . . . . . . . . . .     1,107         1,498
  Shares redeemed. . . . . . . . . . . . . . . . .   (29,354)      (59,792)
                                                  __________    __________
  Increase (decrease) in net assets from
      capital share transactions . . . . . . . . .     2,871         8,409
                                                  __________    __________
Increase (decrease) in net assets. . . . . . . . .     2,876         8,418

NET ASSETS
Beginning of period. . . . . . . . . . . . . . . .    66,154        57,736
                                                  __________    __________
End of period. . . . . . . . . . . . . . . . . . $    69,030    $   66,154
                                                  __________    __________
                                                  __________    __________
________________________________________________________________

*Share information
  Shares sold. . . . . . . . . . . . . . . . . . .    31,118        66,703
  Distributions reinvested . . . . . . . . . . . .     1,107         1,498
  Shares redeemed. . . . . . . . . . . . . . . . .   (29,354)      (59,792)
                                                  __________    __________
  Increase (decrease) in shares
  outstanding. . . . . . . . . . . . . . . . . . .     2,871         8,409
                                                  __________    __________
                                                  __________    __________

_________________________________________________________________

                                                         Bond Fund
                                                  _______________________
                                                 Six Months
                                                    Ended
                                                  Aug. 31,      Year Ended
                                                    1995       Feb. 28, 1995
                                                 ______________________

INCREASE (DECREASE) IN NET ASSETS FROM

Operations
  Net investment income. . . . . . . . . . . . . $     3,379    $    6,736
  Net realized gain (loss) . . . . . . . . . . . .     2,026        (4,418)
  Change in net unrealized gain or
      loss . . . . . . . . . . . . . . . . . . . .       419        (2,118)
                                                  __________    __________

  Increase (decrease) in net assets
      from operations. . . . . . . . . . . . . . .     5,824           200
                                                  __________    __________

Distributions to shareholders
  Net investment income. . . . . . . . . . . . . .    (3,379)       (6,736)
  Net realized gain on investments . . . . . . . .         -          (932)
                                                  __________    __________
  Decrease in net assets from
      distributions. . . . . . . . . . . . . . . .    (3,379)       (6,736)
                                                  __________    __________

Capital share transactions*
  Shares sold. . . . . . . . . . . . . . . . . . .    15,239        31,799
  Distributions reinvested . . . . . . . . . . . .     2,573         5,980
  Shares redeemed. . . . . . . . . . . . . . . . .   (12,522)      (42,811)
                                                  __________    __________
  Increase (decrease) in net assets from
      capital share transactions . . . . . . . . .     5,290        (5,032)
                                                  __________    __________
Increase (decrease) in net assets. . . . . . . . .     7,735       (12,500)

NET ASSETS
Beginning of period. . . . . . . . . . . . . . . .   117,847       130,347
                                                  __________    __________
End of period. . . . . . . . . . . . . . . . . . $   125,582    $  117,847
                                                  __________    __________
                                                  __________    __________
________________________________________________________________

*Share information
  Shares sold. . . . . . . . . . . . . . . . . . .     1,452         3,123
  Distributions reinvested . . . . . . . . . . . .       245           584
  Shares redeemed. . . . . . . . . . . . . . . . .    (1,195)       (4,222)
                                                  __________    __________
  Increase (decrease) in shares
  outstanding. . . . . . . . . . . . . . . . . . .       502          (515)
                                                  __________    __________
                                                  __________    __________

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New York Tax-Free Funds / August 31, 1995  (Unaudited)

Note 1 - Significant Accounting Policies

T. Rowe Price State Tax-Free Income Trust (the Trust) is registered under the Investment Company Act of 1940. The New York Tax-Free Money Fund (the Money Fund ) and the New York Tax-Free Bond Fund (the Bond Fund), non-diversified, open-end management investment companies, are two of the portfolios established by the Trust.

A) Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Except with respect to certain securities held by the Money Fund, securities with remaining maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Money Fund with remaining maturities of 60 days or less are valued at amortized cost. Financial futures contracts and options on futures contracts are valued at closing settlement prices.
      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Trustees.

B) Premiums and Discounts - Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on an identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts, are recorded as unrealized gain or loss until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

Note 2 - Investment Transactions

Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks and enhance performance. The investment objective, policies, program, risk factors, and following practices of each fund are described more fully in each fund's Prospectus and Statement of Additional Information.

A) Futures Contracts - At August 31, 1995, the Bond Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

B) Options - Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Options are reflected in the Bond Fund's accompanying Statement of Net Assets at market value.

C) Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $81,292,000 and $76,288,000, respectively, for the six months ended August 31, 1995.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $3,594,000 which expire in 2003. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.
      At August 31, 1995, the aggregate cost of investments for the Money and Bond funds for federal income tax and financial reporting purposes was $68,850,000 and $117,787,000, respectively. Net unrealized gain on investments was as follows:

                                         Money Fund            Bond Fund
                                        _____________        _____________

Appreciated Investments                   $   16,000          $  6,540,000
Depreciated Investments                       (9,000)              (58,000)
                                          ____________        ____________

Net Unrealized Gain (Loss)                $    7,000          $  6,482,000
                                          ____________        ____________
                                          ____________        ____________

Note 4 - Related Party Transactions

The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $15,000 and $44,000 was payable at August 31, 1995, by the Money Fund and Bond Fund, respectively. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.10% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe-Price Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At August 31, 1995, and for the six months then ended, the effective annual Group Fee rate was 0.34%. Each fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.
  Under the terms of the investment management agreement, the Manager is required to bear any expenses through February 28, 1997, for the Money and Bond funds which would cause each fund's ratio of expenses to average net assets to exceed 0.55% and 0.65%, respectively. Pursuant to this agreement, $73,000 and $6,000 of management fees were not accrued by the Money and the Bond funds, respectively, for the six months ended August 31, 1995. Pursuant to a prior agreement, $535,000 and $359,000 of management fees remain unaccrued for the Money and Bond funds, respectively, as a result of each fund's ratio of expenses to average net assets exceeding 0.55% and 0.60%, respectively, in prior periods. Subject to shareholder approval, each fund may reimburse the Manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing each fund's ratio of expenses to average net assets to exceed 0.55% and 0.65%, respectively, for the current limitation period and 0.55% and 0.60%, respectively, for the prior periods.
  In addition, each fund has entered into agreements with the Manager and a wholly owned subsidiary of the Manager, pursuant to which each fund receives certain other services. The Manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to each fund. The Money and Bond funds incurred expenses pursuant to these related party agreements totaling approximately $69,000 and $85,000, respectively, for the six months ended August 31, 1995, of which $14,000 and $18,000, respectively, were payable at period-end. Financial Highlights

T. Rowe Price New York Tax-Free Money Fund (Unaudited)

                                                 For a share outstanding throughout each period
                                            _________________________________________________________
                                                                               Year Ended
                                      Six Months                  _______________________________________________
                                         Ended      Feb. 28,    Feb. 28,    Feb. 28,    Feb. 29,   Feb. 28,
                                      August 31,
                                         1995         1995        1994        1993        1992       1991
                                   __________________________________________________________________

                                                                                                      <C.
NET ASSET VALUE, BEGINNING
   OF PERIOD . . . . . . . . . . .    $1.000      $1.000      $1.000      $1.000      $1.000      $1.000
                                      ______      ______      ______      ______      ______      ______
Investment Activities
   Net investment
   income. . . . . . . . . . . . .     0.017*      0.025*      0.018*      0.022*      0.035*      0.047*
Distributions
   Net investment
   income. . . . . . . . . . . . .    (0.017)     (0.025)     (0.018)     (0.022)     (0.035)     (0.047)
                                      ______      ______      ______      ______      ______      ______
NET ASSET VALUE, END
   OF PERIOD . . . . . . . . . . .    $1.000      $1.000      $1.000      $1.000      $1.000      $1.000
                                      ______      ______      ______      ______      ______      ______
                                      ______      ______      ______      ______      ______      ______

RATIOS / SUPPLEMENTAL DATA

Total Return . . . . . . . . . . .     1.68%       2.49%       1.84%       2.22%       3.60%       4.79%
Ratio of Expenses to Average
   Net Assets. . . . . . . . . . .     0.55%!*     0.55%*      0.55%*      0.55%*      0.55%*      0.72%*
Ratio of Net Investment
   Income to Average
   Net Assets. . . . . . . . . . .     3.33%!      2.48%       1.82%       2.21%       3.54%       4.69%
Net Assets, End of Period
   (in thousands). . . . . . . . .   $69,030     $66,154     $57,736     $53,904     $53,429     $54,529


!  Annualized.
*  Excludes expenses in excess of a 0.55% voluntary expense limitation in effect November 7, 1990 through
   February 28, 1997, and a 0.80% voluntary expense limitation in effect through November 6, 1990.


Financial Highlights

T. Rowe Price New York Tax-Free Bond Fund (Unaudited)

                                                 For a share outstanding throughout each period
                                            _________________________________________________________
                                                                               Year Ended
                                      Six Months                  _______________________________________________
                                         Ended      Feb. 28,    Feb. 28,    Feb. 28,    Feb. 29,   Feb. 28,
                                      August 31,
                                         1995         1995        1994        1993        1992       1991
                                   __________________________________________________________________

NET ASSET VALUE, BEGINNING
   OF PERIOD . . . . . . . . . . .    $10.37      $10.98      $11.05      $10.12     $  9.74     $  9.64
                                  ____________    ______      ______      ______      ______
Investment Activities
   Net investment
   income. . . . . . . . . . . . .      0.29*       0.58*       0.59*       0.62*       0.63*       0.62*
   Net realized and
   unrealized gain
   (loss). . . . . . . . . . . . .      0.22       (0.53)       0.09        0.93        0.38        0.10
                                      ______      ______      ______      ______      ______
Total from Investment Activities .      0.51        0.05        0.68        1.55        1.01        0.72
                                      ______      ______      ______      ______      ______      ______
Distributions
   Net investment
   income. . . . . . . . . . . . .     (0.29)      (0.58)      (0.59)      (0.62)      (0.63)      (0.62)
   Net realized gain . . . . . . .         -       (0.08)      (0.16)          -           -           -
                                      ______      ______      ______      ______      ______      ______
   Total
   Distributions . . . . . . . . .     (0.29)      (0.66)      (0.75)      (0.62)      (0.63)      (0.62)
                                      ______      ______      ______      ______      ______
NET ASSET VALUE,
   END OF PERIOD . . . . . . . . .    $10.59      $10.37      $10.98      $11.05      $10.12     $  9.74
                                      ______      ______      ______      ______      ______      ______
                                      ______      ______      ______      ______      ______

RATIOS / SUPPLEMENTAL DATA

Total Return . . . . . . . . . . .     4.99%       0.74%       6.31%      15.79%      10.67%       7.73%
Ratio of Expenses to Average
   Net Assets. . . . . . . . . . .     0.65%!*     0.60%*      0.60%*      0.60%*      0.60%*      0.73%*
Ratio of Net Investment
   Income to Average
   Net Assets. . . . . . . . . . .     5.52%!      5.71%       5.31%       5.91%       6.33%       6.43%
Portfolio Turnover
   Rate. . . . . . . . . . . . . .    130.5%!     134.3%       84.9%       41.5%       48.7%       61.5%
Net Assets, End of Period
   (in thousands). . . . . . . . .  $125,582    $117,847    $130,347    $112,026     $74,243     $54,834


!  Annualized.
*  Excludes expenses in excess of a 0.65% voluntary expense limitation in effect March 1, 1995 through
   February 28, 1997, a 0.60% voluntary expense limitation in effect November 7, 1990 through February 28,
   1995 and a 0.80% voluntary expenses limitation in effect November 1, 1989 through November 6, 1990.

        Shareholder Services

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services -- at no extra cost.

Knowledgeable Service Representatives

By Phone -- Shareholder service representatives are available from 8:00 a.m. to 10:00 p.m., Monday - Friday, and weekends from 9:00 a.m. to 5:00 p.m ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person -- Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature. Automated 24-Hour Services

Tele*Access (registered trademark) (1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.

PC*Access (registered trademark) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

Account Services

Checking -- Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond Fund).

Automatic Investing -- Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

Automatic Withdrawal -- If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options -- Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

Investment Information

Combined Statement -- A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type -- stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports --Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

The T. Rowe Price Report -- A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Insights -- A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides -- Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit (also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.

Discount Brokerage

You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.

T. Rowe Price No-Load Mutual Funds


STABILITY
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

CONSERVATIVE INCOME
Short-Term Bond
Short-Term Global Income
Short-Term U.S. Government
Summit Limited-Term Bond
U.S. Treasury Intermediate
Florida Insured Intermediate Tax-Free
Maryland Short-Term Tax-Free Bond
Summit Municipal Intermediate
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond

INCOME
Global Government Bond
GNMA
New Income
Spectrum Income
Summit GNMA
U.S. Treasury Long-Term
California Tax-Free Bond
Georgia Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Tax-Free Income
Virginia Tax-Free Bond

AGGRESSIVE INCOME
Emerging Markets Bond
High Yield
International Bond
Tax-Free High Yield

CONSERVATIVE GROWTH
Balanced
Capital Appreciation
Dividend Growth
Equity Income
Equity Index
Growth & Income
Spectrum Growth
Value

GROWTH
Blue Chip Growth
European Stock
Growth Stock
International Stock
Japan
Mid-Cap Growth
New Era
Small-Cap Value

AGGRESSIVE GROWTH
Capital Opportunity
Emerging Markets Stock
International Discovery
Latin America
New America Growth
New Asia
New Horizons
OTC
Science & Technology

PERSONAL STRATEGY FUNDS
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

Call if you want to know about any T. Rowe Price fund. We'll send you a prospectus with more complete information, including management fees and other expenses. Read it carefully before you invest or send money.


T. Rowe Price Investment Services, Inc., Distributor.

Chart 1 - municipal yield chart showing New York Bond Index and New York Money Index from 8/31/94 through 8/31/95.